Cmoproj
UBS		2:10:07 pm November 4, 2004
Fixed Income Research	A30NOV6SS4 30 year 6.0	Ciaran O’Brien obrienci@fiunmr23
cmoproj.628		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
DAA	40,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	11/30/04	30 year	6.48	356.00	100.0PPC	100:00

Price	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR
	10.00	15.00	16.00	17.00	18.00	19.00	20.00	25.00
99:16	5.327	5.364	5.398	5.432	5.449	5.465	5.482	5.561
99:17	5.323	5.352	5.379	5.406	5.420	5.433	5.445	5.508
99:18	5.319	5.341	5.360	5.380	5.390	5.400	5.409	5.455
99:19	5.315	5.329	5.342	5.354	5.361	5.367	5.373	5.403
99:20	5.311	5.317	5.323	5.328	5.331	5.334	5.337	5.350
99:21	5.307	5.305	5.304	5.302	5.302	5.301	5.300	5.297
99:22	5.303	5.294	5.285	5.277	5.272	5.268	5.264	5.244
99:23	5.299	5.282	5.266	5.251	5.243	5.235	5.228	5.192
99:24	5.295	5.270	5.248	5.225	5.214	5.203	5.192	5.139
99:25	5.291	5.259	5.229	5.199	5.184	5.170	5.156	5.086
99:26	5.287	5.247	5.210	5.173	5.155	5.137	5.120	5.034
99:27	5.283	5.235	5.191	5.148	5.126	5.104	5.084	4.981
99:28	5.279	5.224	5.173	5.122	5.096	5.072	5.048	4.929
99:29	5.275	5.212	5.154	5.096	5.067	5.039	5.012	4.876
99:30	5.271	5.200	5.135	5.071	5.038	5.006	4.976	4.824
99:31	5.267	5.189	5.117	5.045	5.009	4.974	4.940	4.771
100:00	5.263	5.177	5.098	5.019	4.979	4.941	4.904	4.719
100:01	5.259	5.166	5.079	4.993	4.950	4.909	4.868	4.666
100:02	5.255	5.154	5.061	4.968	4.921	4.876	4.832	4.614
100:03	5.251	5.142	5.042	4.942	4.892	4.843	4.796	4.562
100:04	5.247	5.131	5.024	4.917	4.863	4.811	4.760	4.510
100:05	5.243	5.119	5.005	4.891	4.834	4.778	4.724	4.457
100:06	5.239	5.108	4.987	4.865	4.804	4.746	4.689	4.405
100:07	5.235	5.096	4.968	4.840	4.775	4.713	4.653	4.353
100:08	5.231	5.085	4.950	4.814	4.746	4.681	4.617	4.301
100:09	5.227	5.073	4.931	4.789	4.717	4.648	4.581	4.249
100:10	5.223	5.062	4.913	4.763	4.688	4.616	4.545	4.197
100:11	5.219	5.050	4.894	4.738	4.659	4.584	4.510	4.145
100:12	5.215	5.039	4.876	4.712	4.630	4.551	4.474	4.093
100:13	5.211	5.028	4.858	4.687	4.601	4.519	4.438	4.041
100:14	5.207	5.016	4.839	4.661	4.572	4.486	4.403	3.989
100:15	5.204	5.005	4.821	4.636	4.543	4.454	4.367	3.937
Avg Life	11.854	3.567	1.963	1.301	1.135	1.012	0.915	0.620
Duration	7.817	2.686	1.672	1.212	1.065	0.954	0.866	0.594
First Pay	12/04	12/04	12/04	12/04	12/04	12/04	12/04	12/04
Last Pay	11/27	5/23	7/22	4/08	8/07	3/07	12/06	3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or   implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed   herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation   to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the   US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at   any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or   other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates,   nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as   otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to   such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should   persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa:   UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial   Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or   UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a   US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a   subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong:   Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital   Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)  2004  All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		2:10:07 pm November 4, 2004
Fixed Income Research	A30NOV6SS4 30 year 6.0	Ciaran O’Brien obrienci@fiunmr23
cmoproj.628		Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
DZA	2,000,000.00	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	11/30/04	30 year	6.48	356.00	100.0PPC	88:05

Price	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR
	10.00	15.00	16.00	17.00	18.00	19.00	20.00	25.00
87:21	6.589	6.685	6.709	6.735	6.762	6.851	7.480	8.889
87:22	6.588	6.683	6.707	6.733	6.760	6.849	7.476	8.881
87:23	6.586	6.682	6.705	6.731	6.758	6.847	7.472	8.873
87:24	6.585	6.680	6.704	6.729	6.756	6.845	7.468	8.865
87:25	6.583	6.678	6.702	6.727	6.754	6.843	7.464	8.857
87:26	6.582	6.676	6.700	6.725	6.752	6.840	7.460	8.849
87:27	6.580	6.675	6.698	6.724	6.750	6.838	7.456	8.841
87:28	6.579	6.673	6.697	6.722	6.749	6.836	7.452	8.833
87:29	6.578	6.671	6.695	6.720	6.747	6.834	7.448	8.826
87:30	6.576	6.670	6.693	6.718	6.745	6.832	7.444	8.818
87:31	6.575	6.668	6.691	6.716	6.743	6.830	7.440	8.810
88:00	6.573	6.666	6.690	6.714	6.741	6.827	7.436	8.802
88:01	6.572	6.665	6.688	6.713	6.739	6.825	7.432	8.794
88:02	6.570	6.663	6.686	6.711	6.737	6.823	7.429	8.786
88:03	6.569	6.661	6.684	6.709	6.735	6.821	7.425	8.778
88:04	6.568	6.659	6.683	6.707	6.733	6.819	7.421	8.770
88:05	6.566	6.658	6.681	6.705	6.731	6.817	7.417	8.763
88:06	6.565	6.656	6.679	6.703	6.729	6.814	7.413	8.755
88:07	6.563	6.654	6.677	6.702	6.728	6.812	7.409	8.747
88:08	6.562	6.653	6.675	6.700	6.726	6.810	7.405	8.739
88:09	6.560	6.651	6.674	6.698	6.724	6.808	7.401	8.731
88:10	6.559	6.649	6.672	6.696	6.722	6.806	7.397	8.723
88:11	6.558	6.648	6.670	6.694	6.720	6.804	7.393	8.716
88:12	6.556	6.646	6.668	6.692	6.718	6.801	7.389	8.708
88:13	6.555	6.644	6.667	6.691	6.716	6.799	7.385	8.700
88:14	6.553	6.643	6.665	6.689	6.714	6.797	7.381	8.692
88:15	6.552	6.641	6.663	6.687	6.712	6.795	7.377	8.684
88:16	6.551	6.639	6.661	6.685	6.710	6.793	7.373	8.676
88:17	6.549	6.637	6.660	6.683	6.708	6.791	7.369	8.669
88:18	6.548	6.636	6.658	6.682	6.707	6.788	7.365	8.661
88:19	6.546	6.634	6.656	6.680	6.705	6.786	7.361	8.653
88:20	6.545	6.632	6.654	6.678	6.703	6.784	7.357	8.645
Avg Life	25.865	22.093	21.295	20.490	19.700	19.682	10.880	4.687
Duration	24.708	20.808	20.012	19.230	18.463	16.295	8.885	4.489
First Pay	11/27	5/23	7/22	10/21	1/21	8/14	8/11	7/09
Last Pay	7/34C	7/34C	7/34C	7/34C	7/34C	7/34C	7/34C	8/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or   implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed   herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation   to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the   US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at   any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or   other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates,   nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as   otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to   such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should   persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa:   UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial   Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or   UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a   US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a   subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong:   Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital   Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)  2004  All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.